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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C., 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): September 3, 1997


                                    SuperGen, Inc.
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)


    California                         0-27628                94-3132190
-------------------------------      -----------          ------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization        File Number)         Identification No.)



    Two Annabel Lane, Suite 220, San Ramon, California                 94583
    --------------------------------------------------               ---------
         (Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code:  (510) 327-0200


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ITEM 5.  OTHER EVENTS

    SuperGen, Inc. (the "Company") entered into a License Agreement dated as of September 3, 1997 (the "Agreement") with The Stehlin Foundation for Cancer Research ("Stehlin") and SuperCampto Corporation. Stehlin owns certain intellectual property rights relating to a patented anti-cancer compound called RFS 2000. Pursuant to the Agreement, Stehlin granted to the Company exclusive rights to RFS 2000 to develop and commercialize products in exchange for payment of Company common stock having a market value of $2,500,000, additional research and milestone payments and royalties on eventual product sales. The Company agreed to use commercially reasonable efforts in performing development activities and in obtaining regulatory approval of any developed products. The Agreement became effective on September 3.

    This description is a summary only and is qualified by reference in its entirety to the documents filed.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

    a.     Financial Statements:  not applicable.

    b.     Pro Forma Financial Information:  not applicable.

    c.     Exhibits:

    (a)(b) 10.1  License Agreement dated September 3, 1997 between the
                 Registrant, The Stehlin Foundation for Cancer Research and SuperCampto Corporation.

------------------

(a) Incorporated by reference from the Registrant's Post-Effective Amendment No. 2 on Form S-3 to Form SB-2 filed with the Securities and Exchange Commission on October 6, 1997. The exhibit listed is incorporated by reference to Exhibit 10.28 of Registrant's Post-Effective Amendment No. 2 on Form S-3 to Form SB-2.

(b) Confidential treatment has been previously granted for certain portions of this exhibit.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SUPERGEN, INC.


Dated: November 3, 1997           By:  /s/ Joseph Rubinfeld
                                     ------------------------------------
                                       Joseph Rubinfeld, Ph.D.
                                       Chief Executive Officer, President
                                       and Director


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                                  INDEX TO EXHIBITS


    EXHIBIT NO.                             DESCRIPTION
-------------------        -------------------------------------------------

(a) (b)      10.1          License Agreement dated September 3, 1997
                           between the Registrant, The Stehlin Foundation for Cancer Research and SuperCampto Corporation.


------------------------

(a) Incorporated by reference from the Registrant's Post-Effective Amendment No. 2 on Form S-3 to Form SB-2 filed with the Securities and Exchange Commission on October 6, 1997. The exhibit listed is incorporated by reference to Exhibit 10.28 of Registrant's Post-Effective Amendment No. 2 on Form S-3 to Form SB-2.

(b) Confidential treatment has been previously granted for certain portions of this exhibit.